SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): February 18, 2003

                      FASHIONMALL.COM, INC.
       (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-26151                 06-1544139

(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                    Identification No.)


       774 Mays Blvd #10-259, Incline Village, NV   89451
      (Address of principal executive office and zip code)


       Registrant's telephone number, including area code:
                         (775) 833-3233




Item 5. Other Events.

     On February 18, 2003, the Registrant publicly disseminated a press release announcing that it is in negotiations with a third party relating to an offer to use the Registrant as a public shell and has decided to suspend the previously announced plan to deregister its common stock. A copy of this press release of the Registrant is included herein as Exhibit 99.1. This press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)  Exhibits.


             99.1 Press Release, dated February 18, 2003, announcing that the Registrant is in negotiations with a third party relating to an offer to use the Registrant as a public shell and has decided to suspend the previously announced plan to deregister its common stock.



             SIGNATURES

	     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 FASHIONMALL.COM, INC.

                 By:  /s/ Benjamin Narasin
                 Name: Benjamin Narasin
                 Title: Chairman and Chief Executive

Date: February 18, 2003



                          EXHIBIT INDEX

Exhibit
Number                     Description


99.1 Press Release, dated February 18, 2003, announcing that the Registrant is in negotiations with a third party relating to an offer to use the Registrant as a public shell and has decided to suspend the previously announced plan to deregister its common stock.


FOR IMMEDIATE RELEASE

Contact:  Benjamin Narasin
Fashionmall.com, Inc.
(775) 833-3233

    Fashionmall.com Suspends Plan to Deregister Common Stock;
               Negotiating with Potential Acquirer

INCLINE VILLAGE, NV, February 18, 2003 Fashionmall.com, Inc. (OTCBB: FASH.OB) today announced that it is in negotiations with a third party relating to an offer to use the Company as a public shell. The offer meets the requirements set forth in the Company's previous press release in that the Company would be able to distribute to its stockholders essentially the same amount as would be received in a liquidation and the offeror would bear the expenses of negotiating the transaction. However, there is no assurance that the Company will reach an agreement with this third party.

In connection with these negotiations, the Company has decided to suspend the deregistration of its common stock indefinitely. If the Company is unable to reach an agreement with this third party or any other potential offeror, the Company may proceed to file a Form 15 with the Securities and Exchange Commission to deregister its common stock under the Securities Exchange Act of 1934.


About Fashionmall.com, Inc.

Fashionmall.com, Inc. has historically operated multiple Internet properties within the fashion lifestyle segment and generated revenues from these properties by charging fees for the placement of either store links, advertising, content or other materials on the sites.


Information Regarding Forward-Looking Statements

STATEMENTS IN THIS PRESS RELEASE RELATING TO FASHIONMALL.COM, INC.'S PLANS, OBJECTIVES, OR FUTURE PERFORMANCE ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS. FASHIONMALL.COM, INC.'S ACTUAL STRATEGIES AND RESULTS IN FUTURE PERIODS MAY DIFFER MATERIALLY FROM THOSE CURRENTLY EXPECTED DUE TO VARIOUS RISKS AND UNCERTAINTIES, INCLUDING THOSE DISCUSSED IN FASHIONMALL.COM, INC.'S 2001 FORM 10-KSB AND SUBSEQUENT 10QSB REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.